July 2026 Investor Presentation NASDAQ: INBK Exhibit 99.2

2 Forward-Looking Statements & Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements with respect to the financial condition, results of operations, trends in lending policies and loan programs, plans and prospective business partnerships, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe,” “continue,” “could,” “decline,” “drive,” “enhance,” “estimate,” “expanding,” “expect,” “grow,” “growth,” “improve,” “increase,” “looking ahead,” “may,” “pending,” “plan,” “position,” “preliminary,” “remain,” “rising,” “should,” “slow,” “stable,” “strategy,” “well-positioned,” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward- looking statements. Such statements are subject to certain risks and uncertainties including: our business and operations and the business and operations of our vendors and customers; general economic conditions, whether national or regional, and conditions in the lending markets in which we participate may have an adverse effect on the demand for our loans and other products; our credit quality and related levels of nonperforming assets and loan losses, and the value and salability of the real estate that is the collateral for our loans. Other factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial and industrial, construction and SBA loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; the impacts of inflation and rising interest rates on the general economy; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, total interest income – FTE, net interest income – FTE, net interest margin – FTE, adjusted total revenue, pre-provision net revenue (loss), adjusted pre-provision net revenue, adjusted noninterest income, adjusted income (loss) before income taxes, adjusted income tax (benefit) provision, adjusted net income (loss), adjusted diluted earnings per share, adjusted return on average assets, adjusted return on average shareholders’ equity, adjusted return on average tangible common equity, adjusted tangible common equity, adjusted tangible assets, adjusted tangible common equity to adjusted tangible assets, adjusted nonperforming loans to total loans and adjusted allowance for credit losses - loans to nonperforming loans are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this presentation under the caption “Reconciliation of Non-GAAP Financial Measures.”

3 First Internet Bancorp At-A-Glance • Digital Banking Pioneer - First state-chartered, FDIC-insured institution to operate entirely online, reimagining traditional banking over 25 years ago • Business Model Innovation - Highly scalable branchless banking model with a proven history of dynamic innovation and strong growth • Diversified Revenue Streams - Commercial banking, SBA lending, consumer lending, and BaaS partnerships • Multiple Lending Channels – Scalable origination platforms across lending businesses support sustainable growth • Banking-as-a-Service (BaaS) – Offers platform capabilities enabling fintech partnerships and collaborations • Regulatory Expertise - Deep compliance and risk management capabilities $5.6B TOTAL ASSETS 23%1 TTM ADJ. REVENUE GROWTH $170M1 ADJ. REVENUE TTM $3.8B TOTAL LOANS $4.8B TOTAL DEPOSITS $359M TANGIBLE EQUITY As of 6/30/26 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix

4 Our Founding Thesis • Founded in 1999, based on a revolutionary idea that challenged the entire banking industry - create America's first state-chartered, FDIC-insured institution to operate entirely online • 25+ Year Legacy: From kitchen table startup to industry transformer, maintaining the same entrepreneurial spirit that empowers customers to "bank on their own ideas" • Core Guiding Principles:  Personal Connections: Despite being digital- first, we believe in the power of personal relationships built on trust and understanding  Customer-Centric: Taking time to know each customer and provide tailored solutions for every financial need  Innovation-Driven: Staying true to our roots as trailblazers who transformed an entire industry "Like most start-ups, our early days were challenging. But we built our success — and transformed the banking industry — by staying true to our roots as innovators and trailblazers. Today, we bring the same passion and creativity to every interaction you have with First Internet Bank — we want to empower you to bank on your own ideas.” CHAIRMAN AND CEO DAVID B. BECKER:

5 Our Business Model Branchless model attracts a nationwide deposit base with low acquisition costs, supplemented by BaaS partnerships – deployed into scalable specialty lending channels

6 Multiple Asset Generation Channels $ in millions As of 06/30/26 Core Lending Areas Construction & Investor CRE $ 1,097 Small Business Lending 436 C&I / Emerging Verticals 264 Public Finance 446 Single Tenant Lease Financing 289 Consumer Lending 442 Exited Lines Franchise Finance 357 Residential Mortgage 340 Healthcare Finance 121 Net Deferred Loan Fees, Premiums, Discounts and Other 19 $3,811 Strategic Focus • Specialized areas of lending • Scalable, nationwide platforms with growth potential • Optimize the mix of interest-earning assets • AI and tech to facilitate scalability and manage credit risk • Maximize risk-adjusted returns Emerging Opportunities • Embedded finance • Fintech partnership lending • Wealth advisory lending • Equipment finance

Digital Banking & Fintech Partnerships Drive Growth

Digital Banking

- $2.5B in digital deposits
- Consumer and SMB deposits sourced nationally
- Do More Business Checking includes Cash Flow Analysis, payments through Zelle and Balance Optimizer
- ***Do More Business Checking is a 3-time recipient of the Best in Biz Silver Winner award for Small or Medium Business Product of the Year***

BaaS / Fintech

- Program sponsorship: deposits, payments, cards/BIN and lending
- Empowers partners to move funds quickly at scale over multiple payments rails – ACH, FedNow, RTP Network
- Origination of embedded finance / SMB credit products
- ***2025 co-recipient of the award for Payments Innovation of the Year from American Banker for our work with Increase to deliver High-fidelity ACH***

ramp

INCREASE

jaris

Capital•OS

Pool

clerq

check

$3.6B

Total Fintech Deposits
$2.4B Held Off-Balance Sheet

199%

Increase in Fintech Deposits over 2Q25

$314B

Fintech Payments Volume TTM

256%

Increase in Fintech Payments Volume over TTM ended 6/30/25

FIRST INTERNET BANCORP 7

8 Key Investment Highlights • Digital Banking - America's first online bank with a 25+ year branchless model delivering superior cost structure and geographic reach • Technology Moat & Fintech Edge - Quarter-century digital head start creates competitive barriers and compelling partnership platform • Balance Sheet Restructuring - Accelerated optimization of the asset mix to drive increased earnings and improve interest rate risk • Disciplined credit underwriting – Historically strong credit quality through prudent underwriting and proactive portfolio management • Strong Financial Momentum - Continuous growth in net interest income with expanding net interest margin and strong loan originations • Pathway to Improved Profitability - Revenue growth is driving increased pre-provision, net revenue and positive operating leverage • BaaS-Powered Balance Sheet - Fintech partnerships fuel robust deposit growth creating strong liquidity and expansion capacity • Compelling Deep Value - Trading at significant discount to peers and tangible book value despite superior growth model Founder-led organization focused on building long-term shareholder value, with an attractive value-oriented entry point

Experienced Leadership



DAVID B. BECKER

Chairman and CEO

- Founder of the first state-chartered, FDIC-insured bank to operate entirely online 25+ years ago
- 40-year career in fintech/SaaS with 5 successful Inc. 500 company exits
- Founding Board Chair of TechPoint and active in multiple Indiana economic development and education initiatives
- Ernst & Young Entrepreneur of the Year (2001), Indiana Banking Excellence Award (2021), and Mickey Maurer Entrepreneur of the Year (2025)



NICOLE S. LORCH

President, COO and Corporate Secretary

- Appointed president in July 2021
- 25 years with the Company in various leadership roles, including COO
- Fintech background prior to joining INBK
- Active on advisory boards for Indianapolis Neighborhood Housing Partnership and Hamilton County Community Foundation



KENNETH J. LOVIK

EVP & CFO

- Brings 30+ years of financial services experience
- Banking Industry Veteran - Previously SVP of Investor Relations & Corporate Development at First Financial Bancorp (publicly traded bank holding company)
- Former investment banker specializing in financial services sector
- Began career at Price Waterhouse LLP

FIRST INTERNET BANCORP 9

Financial Review

11 Second Quarter 2026 Highlights Earnings • Net income of $2.4 million, up significantly over 2Q25 • Diluted EPS of $0.27, up significantly over 2Q25 NII and NIM • Net interest income of $32.4 million and FTE NII of $33.6 million1,2, up 16% and 15%, respectively, over 2Q25 • Net interest margin and FTE NIM of 2.39% and 2.47%1,2, both up 43 bps from 2Q25 Revenue and PPNR • Total revenue of $41.1 million, up 23% over 2Q25 • Pre-provision net revenue of $15.0 million1, up 28% over 2Q25 Loans • Total loan balances of $3.8 billion, up 1% from 1Q26 • Weighted average yield on new loans funded in 2Q26 was 7.26% • SBA GOS revenue of $4.7 million; sold $56.3 million of 7(a) guaranteed balances Credit • Provision for credit losses of $13.4 million, down 18% from 1Q26 • Net charge-offs / average loans of 1.77%, up from 1.65% in 1Q26 • NPLs / total loans of 1.58%, or 1.07%1 excluding fully-guaranteed balances Capital • TCE / TA of 6.46%1, CET1 of 8.90%3, total capital of 12.22%3 • Excluding AOCI and adjusting for normalized cash balances, adjusted TCE / TA of 6.98%1 • Tangible book value per share of $41.091, up from 1Q26 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix 2 On a fully-taxable equivalent (“FTE”) assuming a 21% tax rate 3 Regulatory capital ratios are preliminary pending filing of the Company’s regulatory reports

12 Positive Credit Trends $11.8 $15.2 $7.4 $9.1 $4.8 2Q25 3Q25 4Q25 1Q26 2Q26 Small Business Lending Net Charge-offs $ in millions • Total nonaccrual loans declined for the second consecutive quarter, and are down 14% from 1Q26 • Total delinquencies 30D+PD declined to 0.78% of performing loans, down from 1.06% in 1Q26 • Significant decline in early-stage delinquencies; down 57% from 1Q26 and 75% from 4Q25 • Small business lending delinquencies declined to $1.5 million, down from $13.3 million in 1Q26 $26.2 $15.7 $6.7 $8.7 $15.0 $7.9 $2.2 $8.7 $14.5 $37.1 $39.4 $29.1 1.01% 1.06% 0.78% 4Q25 1Q26 2Q26 Delinquencies 30 - 59 Days 60 - 89 Days 90+ Days Total DQs / Total Loans $ in millions $31.8 $41.8 $42.7 $37.4 $26.4 $2.4 $0.9 $2.2 $8.7 $14.5 $9.3 $10.6 $13.6 $15.5 $19.2 $43.5 $53.3 $58.5 $61.6 $60.1 1.00% 1.47% 1.56% 1.63% 1.58% 0.78% 1.18% 1.20% 1.22% 1.07% 2Q25 3Q25 4Q25 1Q26 2Q26 Nonperforming Loans Govt. Guaranteed NPLs 90D+PD & Accruing Nonaccrual Loans ex. Govt. Guaranteed NPLs / Total Loans NPLs ex. Govt. Guaranteed / Total Loans $ in millions

13 Credit Quality Overview $46.5 $59.9 $55.7 $56.5 $53.1 1.07% 1.65% 1.49% 1.50% 1.39% 2Q25 3Q25 4Q25 1Q26 2Q26 Allowance for Credit Losses ACL ACL/Total loans $ in millions $14.3 $21.0 $16.0 $15.8 $16.9 1.31% 1.89% 1.68% 1.65% 1.77% 2Q25 3Q25 4Q25 1Q26 2Q26 Net Charge-offs NCOs NCOs/Average Loans $ in millions $13.6 $34.8 $12.0 $16.3 $13.4 2Q25 3Q25 4Q25 1Q26 2Q26 Provision for Credit Losses $ in millions $ in millions $36.2 $44.7 $47.7 $48.2 $45.4 $9.3 $10.5 $13.6 $15.5 $19.2 $45.5 $55.2 $61.3 $63.7 $64.6 0.75% 0.98% 1.10% 1.12% 1.16% 0.60% 0.79% 0.86% 0.84% 0.82% 2Q25 3Q25 4Q25 1Q26 2Q26 Nonperforming Assets Govt. Guaranteed NPAs NPAs ex. Govt. Guaranteed NPAs / Total Assets NPAs ex. Govt. Guaranteed / Total Assets

14 Adjusted Total Revenue1 and Pre-Provision, Net Revenue1 $33.5 $43.5 $42.1 $43.1 $41.1 $11.7 $18.1 $17.9 $18.1 $15.0 2Q25 3Q25 4Q25 1Q26 2Q26 Adjusted Total Revenue Adjusted Pre-Provision, Net Revenue Adjusted Efficiency Ratio1 65.0% 58.5% 56.1% 58.0% 63.5% 28% Increase in Adjusted PPNR vs. 2Q25 23% Increase in Adjusted Total Revenue vs. 2Q25 $ in millions 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix

15 Loan Portfolio Overview $3,499 $3,840 $4,171 $3,747 $3,811 $22 $22 $55 $109 $45 $3,521 $3,862 $4,226 $3,856 $3,856 4.47% 5.22% 5.85% 6.15% 6.35% 2022 2023 2024 2025 2Q26 Total Loan Portfolio and Average Yield Total Loans HFI Total Loans HFS Average Yield 6% 29% 8% 12% 3% 11% 9% 9% 12% 1% Portfolio Composition Commercial & Industrial Construction & Investor CRE Single Tenant Lease Financing Public Finance Healthcare Finance Small Business Lending Franchise Finance Residential Loans Other Consumer Loans Net Deferred Loan Fees, Premiums, Discounts & Others YoY Growth in Loans HFI 21% 10% 9% -10% -13% $ in millions Note: Yields for 2022 – 2025 represent annual portfolio yields; 2Q26 yield represents year-to-date yield.

16 Diversified Deposit Base $3,441 $4,067 $4,933 $4,840 $4,831 1.38% 3.83% 4.24% 3.87% 3.42% 2022 2023 2024 2025 2Q26 Total Deposits and Cost of IBDs Total Deposits Cost of IBDs $ in millions 37% 19% 25% 9% 5% 5% Portfolio Composition Consumer Small Business Fintech Commercial Public Funds Brokered YoY Growth 8% 18% 21% -2% -9% Note: Cost of IBDs for 2022 – 2025 represent annual COFs; 2Q26 cost represents year- to-date COFs.

17 $29.1 $31.5 $31.5 $32.8 $33.6 2.04% 2.12% 2.30% 2.45% 2.47% 2Q25 3Q25 4Q25 1Q26 2Q26 Fully-Taxable-Equivalent Net Interest Income (“FTE NII”)1 and Net Interest Margin (“FTE NIM”)1 FTE NII FTE NIM 3.92% 3.87% 3.68% 3.45% 3.38% 6.07% 6.18% 6.39% 6.36% 6.34% 2Q25 3Q25 4Q25 1Q26 2Q26 Loan Yield and Cost of IBDs Cost of IBDs Loan Yield 1Q26 Deposits Cash Securities Loans 2Q26 Net Interest Income and Net Interest Margin 2.45% -8 bps+3 bps +2 bps 2.47%+5 bps FTE NIM1 Bridge $ in millions 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix

18 Noninterest Income Trends 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix $ in millions Key Highlights • SBA 7(a) loan sale volume impacted by seasonally lower originations • SBA gain on sale net premiums consistent with 1Q26 • Fintech fee revenue continues to grow; TTM 2Q26 revenue up 222% over linked period Guaranteed Loans Sold $22.2 $142.5 $110.3 $89.4 $56.3 Reported Noninterest Income $5.6 ($24.6) $11.4 $11.5 $8.7 Loss on Sale of STL loans — ($37.8) ($0.4) - - $1.6 $10.6 $8.6 $7.3 $4.7 $0.8 $0.7 $0.9 $1.8 $1.3 $0.7 $0.9 $1.1 $1.5 $1.9 $2.5 $1.1 $1.2 $0.9 $0.8 $5.6 $13.2 $11.8 $11.5 $8.7 107% 108% 108% 108% 108% 2Q25 3Q25 4Q25 1Q26 2Q26 Adjusted Noninterest Income1 SBA gain on sale Net servicing revenue Fintech Other Average SBA net premium

19 Noninterest Expense Trends $21.8 $25.5 $24.2 $25.0 $26.1 1.48% 1.66% 1.71% 1.80% 1.85% 2Q25 3Q25 4Q25 1Q26 2Q26 Noninterest Expense Noninterest Expense NIE to Average Assets $ in millions Key Highlights • Increase in expenses from 1Q26 due primarily to higher compensation, consulting and other expense • Low NIE / average assets highlights efficient business model • YoY expenses reflect additional personnel to strengthen SBA and risk management • The Company expects to continue investing in tech and AI to further enhance consumer and SMB product offerings as well as SBA and risk management% of Noninterest Expense Personnel 50% 56% 52% 53% 52% Non-Personnel 50% 44% 48% 47% 48%

20 Capital and Sources of Liquidity $33.29 $38.51 $39.74 $41.43 $43.77 $40.87 $41.09 2020 2021 2022 2023 2024 2025 2Q26 Tangible Book Value Per Share1 Capital Ratios as of June 30, 20262 Company Bank Total Shareholder’s equity to Assets 6.54% 7.87% Tangible Common equity to Tangible Assets 6.46% 7.79% Tier 1 Leverage 6.23% 7.57% Common Equity Tier 1 8.90% 10.84% Tier 1 Capital 8.90% 10.84% Total Capital 12.22% 12.09% $411 $2,373 $912 $605 $15 $18 Liquidity Sources $ in millions Cash & Equivalents Off-Balance Sheet Deposits Fed Discount Window FHLB Borrowing Capacity Unpledged Securities Unsecured Funding $4,334 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix 2 Regulatory capital ratios are preliminary pending filing of the Company’s and the Bank’s regulatory reports

21 2026 Outlook EPS • Diluted earnings per share of $2.35 to $2.45 Loan Growth • Loan growth in the range of 4% to 6%, driven by solid pipelines across our commercial lending verticals • Outlook reflects early payoffs in commercial lending areas and lower retention of small business lending balances as secondary market premiums remain attractive NII and NIM • FTE net interest margin expansion, reaching 2.75% to 2.80% by the fourth quarter of 2026, driven by ongoing deposit repricing and optimized asset mix • FTE net interest income in the range of $141 million to $142 million Noninterest Income • Noninterest income in the range of $40.5 million to $41 million, reflecting continued BaaS growth and increasing SBA originations and gain on sale activity in the second half of 2026 Noninterest Expense • Noninterest expense in the range of $106 million to $107 million Credit • Provision for credit losses, including net charge-offs and reserves related to problem loans, of $47 million to $48 million • Continual improvement is expected throughout the second half of 2026

Appendix

23 Construction and Investor Commercial Real Estate 45% 14% 9% 6% 6% 20% Portfolio Mix by State IN AZ OH SC FL Other 60% 38% 2% Portfolio by Loan Type Investor Commercial Real Estate Commercial Construction/ Development Residential Construction/ Development 42% 20% 15% 7% 16% Portfolio Mix by Major Industry Multifamily/Mixed Use Industrial Warehouse Hospitality Residential Construction Other • $1.1 billion of combined balances as of June 30, 2026 • Average current loan balance of $15.4 million for investor CRE • Minimal office exposure; 1.5% of combined balances consisting of suburban and medical office • Unfunded commitments of $363 million • Average commitment size for commercial construction / development of $21 million

24 Small Business Lending 23% 20% 15% 10% 32% Portfolio Mix by Major Industry Services Construction Retail Trade Manufacturing Other $436 $1,187 $44 Managed SBA 7(a) Loans Dollar in millions Retained Balance Servicing Portfolio Held for Sale $1,667 18% 14% 9% 8%6% 45% Portfolio Mix by State FL TX CA MI CO Other • $436 million of retained balances as of June 30, 2026 • Nationwide platform providing growth capital to entrepreneurs and small business owners • Diversified by industry and geography • Average retained balance of $354,000

25 C&I and Owner-Occupied Commercial Real Estate • $264 million of combined balances as of June 30, 2026 • Current C&I LOC Utilization of 47% • Minimal office exposure; 0.4% of combined loan balances consisting of suburban office • Average loan sizes  C&I: $573,000  Owner Occupied CRE: $892,000 61% 20% 19% Portfolio by Loan Type C&I - Term Loans C&I - Lines of Credit Owner Occupied CRE 29% 12% 9%8% 5% 37% Portfolio Mix by State IN CA AZ IL WA Other 13% 10% 8% 4% 4% 61% Portfolio Mix by Major Industry Services Manufacturing Construction Health Care and Social Assistance Real Estate and Rental and Leasing Other

26 Public Finance • $446 million of balances as of June 30, 2026 • Provides a range of credit solutions for government and not-for-profit entities • Borrower’s needs include short-term financing, debt refinancing, infrastructure improvements, economic development and equipment financing • No delinquencies or loses since inception 31% 12% 12% 10% 6% 29% Portfolio Mix by Repayment Source General Obligation Lease Rental Revenue Essential Use Equipment Loans Water & Sewer Revenue Private Higher Education Other 32% 28% 2% 1% 37% Borrower Mix by Credit Rating A AA AAA BBB Non-Rated 66%5% 5% 4% 4% 16% Portfolio Mix by State IN OH OK IA MO Other

27 Single Tenant Lease Financing • $289 million of balances as of June 30, 2026 • Long-term financing of single tenant properties occupied by historically strong national and regional tenants • Weighted-average portfolio LTV of 56% • Average loan size of $1.7 million • Strong historical credit performance • Completed sale of $850 million of loans to Blackstone in 2025 43% 11% 8% 6% 6% 26% Portfolio Mix by Major Vertical Auto-Related Stores Quick Serve Restaurants Convenience Stores/Filling Stations Medical Full Service Restaurants Other 6% 6% 5% 5% 4% 74% Portfolio Mix by Major Tenant Cobblestone Auto Spa Whistle Express Car Wash 7-Eleven Main Street Auto KinderCare Other 18% 14% 9% 5%4% 50% Portfolio Mix by State FL TX NC GA AR Other

28 Specialty Consumer • $442 million of combined balances as of June 30, 2026 • Direct-to-consumer and nationwide dealer network originations • Strong historical credit performance • Focused on high quality borrowers • Average credit score at origination of 779 • Average loan size of $28,000 57% 33% 10% Portfolio by Loan Type Trailers Recreational Vehicles Other Consumer 14% 9% 6% 4% 4% 63% Portfolio Mix by State TX CA FL NC AZ Other 35% 49% 13% 3% Portfolio Mix by Credit Score at Origination 800-850 740-799 700-739 670-699

29 Franchise Finance • $357 million of balances as of June 30, 2026 • Provided growth financing to franchisees in a variety of industry segments • Diversified by industry, geography and brand • Average loan size of $647,000 18% 15% 14% 14% 39% Portfolio by Borrower Use Limited-Service Restaurants Beauty Salons Indoor Recreation Snacks and Nonalcoholic Beverages Other 12% 11% 7% 5% 5% 60% Portfolio Mix by State CA TX FL GA MI Other 8% 7% 7% 5% 5% 68% Portfolio Mix by Brand Urban Air Adventure Park My Salon Suite Scooter's Coffee Goldfish Swim School Restore Hyper Wellness Other

30 Residential Mortgage • $340 million of combined balances as of June 30, 2026 • Historically direct-to-consumer originations centrally located at corporate headquarters • Strong historical credit performance • Focused on high quality borrowers • Average loan size of $194,000 • Average credit score at origination of 742 • Average LTV at origination of 80% 94% 4% 1% 1% Portfolio by Loan Type Single Family Residential Home Equity – LOC Home Equity – Closed End SFR Construction to Permanent 74% 12% 2% 2% 1% 9% Portfolio Mix by State IN CA NY FL TX Other 75% 15% 4%4% 2% Portfolio Mix by Region Midwest West Coast Northeast/Mid-Atl. Southeast Southwest

31 Healthcare Finance • $121 million of balances as of June 30, 2026 • Borrower’s needs include practice finance or acquisition, acquiring or refinancing owner- occupied commercial real estate, equipment purchases and project loans • Strong historical credit performance to date • Average loan size of $325,000 73% 22% 5% Portfolio by Loan Type Practice Refi or Acquisition Owner Occupied CRE Project 31% 11% 5%5%4% 44% Portfolio Mix by State CA TX FL NY AZ Other 86% 10% 4% Portfolio Mix by Borrower Dentists Veterinarians Other

Dollars in thousands, except share and per share data 2021 2022 2023 2024 2025 2Q26 Total equity - GAAP $380,338 $364,974 $362,795 $384,063 $359,767 $363,547 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Tangible common equity $375,651 $360,287 $358,108 $379,376 $355,080 $358,860 Common shares outstanding 9,754,455 9,065,883 8,644,451 8,667,894 8,686,994 8,733,574 Book value per common share $38.99 $40.26 $41.97 $44.31 $41.41 $41.63 Effect of goodwill (0.48) (0.52) (0.54) (0.54) (0.54) (0.54) Tangible book value per common share $38.51 $39.74 $41.43 $43.77 $40.87 $41.09 32 Reconciliation of Non-GAAP Financial Measures

Dollars in thousands, except share and per share data 2Q25 3Q25 4Q25 1Q26 2Q26 Total equity - GAAP $390,239 $352,168 $359,767 $360,954 $363,547 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) Tangible common equity $385,552 $347,481 $355,080 $356,267 $358,860 Total assets - GAAP $6,072,573 $5,639,174 $5,571,647 $5,711,688 $5,556,375 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) Tangible assets $6,067,886 $5,634,487 $5,566,960 $5,707,001 $5,551,688 Common shares outstanding 8,713,094 8,713,094 8,686,994 8,716,662 8,733,574 Book value per common share $44.79 $40.42 $41.41 $41.41 $41.63 Effect of goodwill (0.54) (0.54) (0.54) (0.54) (0.54) Tangible book value per common share $44.25 $39.88 $40.87 $40.87 $41.09 Total shareholders' equity to assets 6.43% 6.25% 6.46% 6.32% 6.54% Effect of goodwill (0.08%) (0.08%) (0.08%) (0.08%) (0.08%) Tangible common equity to tangible assets 6.35% 6.17% 6.38% 6.24% 6.46% 33 Reconciliation of Non-GAAP Financial Measures

Dollars in thousands 2Q25 3Q25 4Q25 1Q26 2Q26 Total interest income $80,886 $84,388 $78,054 $75,810 $76,636 Adjustments: Fully-taxable equivalent adjustments 1 1,157 1,158 1,161 1,160 1,142 Total interest income - FTE $82,043 $85,546 $79,215 $76,970 $77,778 Net interest income $27,990 $30,352 $30,322 $31,598 $32,439 Adjustments: Fully-taxable equivalent adjustments 1 1,157 1,158 1,161 1,160 1,142 Net interest income - FTE $29,147 $31,510 $31,483 $32,758 $33,581 Net interest margin 1.96% 2.04% 2.22% 2.36% 2.39% Adjustments: Effect of fully-taxable equivalent adjustments 1 0.08% 0.08% 0.08% 0.09% 0.08% Net interest margin - FTE 2.04% 2.12% 2.30% 2.45% 2.47% 34 Reconciliation of Non-GAAP Financial Measures 1 Assuming a 21% tax rate

Dollars in thousands 2Q25 3Q25 4Q25 1Q26 2Q26 Total revenue - GAAP $33,547 $5,705 $41,697 $43,116 $41,124 Adjustments: Loss on sale of loans - 37,823 411 - - Adjusted total revenue $33,547 $43,528 $42,108 $43,116 $41,124 Net income - GAAP $193 ($41,593) $5,289 $2,509 $2,367 Adjustments:1 Provision for credit losses 13,608 34,789 11,984 16,305 13,415 Income tax (benefit) provision (2,054) (12,950) 213 (725) (780) Pre-provision net revenue (loss) $11,747 ($19,754) $17,486 $18,089 $15,002 Pre-provision net revenue (loss) $11,747 ($19,754) $17,486 $18,089 $15,002 Adjustments: Loss on sale of loans - 37,823 411 - - Adjusted pre-provision net revenue $11,747 $18,069 $17,897 $18,089 $15,002 Noninterest income (loss) - GAAP $5,557 ($24,647) $11,375 $11,518 $8,685 Adjustments: Loss on sale of loans - 37,823 411 - - Adjusted noninterest income $5,557 $13,176 $11,786 $11,518 $8,685 Income (loss) before income taxes - GAAP ($1,861) ($54,543) $5,502 $1,784 $1,587 Adjustments: Loss on sale of loans - 37,823 411 - - Adjusted income (loss) before income taxes ($1,861) ($16,720) $5,913 $1,784 $1,587 35 Reconciliation of Non-GAAP Financial Measures 1 Assuming a 21% tax rate

Reconciliation of Non-GAAP Financial Measures

Dollars in thousands	2Q25	3Q25	4Q25	1Q26	2Q26
Income tax (benefit) provision - GAAP	($2,054)	($12,950)	$213	($725)	($780)
Adjustments:[1]					
Loss on sale of loans	-	8,699	86	-	-
Adjusted income tax (benefit) provision	($2,054)	($4,251)	$299	($725)	($780)
Net income (loss) - GAAP	$193	($41,593)	$5,289	$2,509	$2,367
Adjustments:					
Loss on sale of loans	-	29,124	325	-	-
Adjusted net income (loss)	$193	($12,469)	$5,614	$2,509	$2,367
Diluted average common shares outstanding	8,760,374	8,742,052	8,769,456	8,774,111	8,822,099
Diluted earnings per share - GAAP	$0.02	($4.76)	$0.60	$0.29	$0.27
Adjustments:					
Effect of loss on sale of loans	-	3.33	0.04	-	-
Adjusted diluted earnings per share	$0.02	($1.43)	$0.64	$0.29	$0.27
Return on average assets	0.01%	(2.71%)	0.37%	0.18%	0.17%
Effect of loss on sale of loans	0.00%	1.90%	0.02%	0.00%	0.00%
Adjusted return on average assets	0.01%	(0.81%)	0.39%	0.18%	0.17%
Return on average shareholders' equity	0.20%	(42.11%)	5.79%	2.72%	2.56%
Effect of loss on sale of loans	0.00%	29.48%	0.36%	0.00%	0.00%
Adjusted return on average shareholders' equity	0.20%	(12.63%)	6.15%	2.72%	2.56%
Return on average tangible common equity	0.20%	(42.62%)	5.87%	2.75%	2.60%
Effect of loss on sale of loans	0.00%	29.84%	0.36%	0.00%	0.00%
Adjusted return on average tangible common equity	0.20%	(12.78%)	6.23%	2.75%	2.60%

1 Assuming a 21% tax rate

First Internet Bancorp 36

Dollars in thousands 2Q26 Tangible common equity $358,860 Adjustments: Accumulated other comprehensive loss 21,117 Adjusted tangible common equity $379,977 Tangible assets $5,551,688 Adjustments: Cash in excess of $300 million (110,968) Adjusted tangible assets $5,440,720 Adjusted tangible common equity $379,977 Adjusted tangible assets $5,440,720 Adjusted tangible common equity to adjusted tangible assets 6.98% Dollars in thousands TTM 2Q25 TTM 2Q26 $ Variance % Variance Total Revenue - GAAP $142,351 $131,642 ($10,709) (8%) Adjustments: Gain on prepayment of FHLB advance (1,829) - 1,829 Gain on termination of swaps (2,904) - 2,904 Loss on sale of loans - 38,234 38,234 Adjusted total revenue $137,618 $169,876 $32,258 23% 37 Reconciliation of Non-GAAP Financial Measures

2Q25 3Q25 4Q25 1Q26 2Q26 Nonperforming loans to total loans 1.00% 1.47% 1.56% 1.63% 1.58% Adjustments: Fully-guaranteed balances (0.22%) (0.29%) (0.36%) (0.41%) (0.51%) Adjusted nonperforming loans to total loans 0.78% 1.18% 1.20% 1.22% 1.07% Allowance for credit losses - loans to nonperforming loans 106.83% 112.53% 95.13% 91.72% 88.39% Adjustments: Fully-guaranteed balances 29.03% 27.83% 28.84% 30.73% 41.45% Adjusted allowance for credit losses - loans to nonperforming loans 135.86% 140.36% 123.97% 122.45% 129.84% 38 Reconciliation of Non-GAAP Financial Measures